EXHIBIT 4.2


                             DUQUESNE LIGHT COMPANY

                                       TO

                            THE CHASE MANHATTAN BANK

                                     TRUSTEE

                            ________________________


                          SUPPLEMENTAL INDENTURE NO. 17

                            Dated as of April 1, 2001






                    Supplemental to the Indenture of Mortgage
                   and Deed of Trust dated as of April 1, 1992








                  Amending nine series of Securities designated
                 First Mortgage Bonds, Pollution Control Series
                                  K1, K2 and K3
                                    L1 and L3
                               M1, M3, M4 and M5,

     SUPPLEMENTAL INDENTURE No. 17, dated as of April 1, 2001, between DUQUESNE LIGHT COMPANY, a corporation duly organized and existing under the laws of the Commonwealth of Pennsylvania (hereinafter sometimes called the "Company"), and THE CHASE MANHATTAN BANK, a New York banking corporation and successor in trust to Mellon Bank, N.A., trustee (hereinafter sometimes called the "Trustee"), under the Indenture of Mortgage and Deed of Trust, dated as of April 1, 1992 (hereinafter called the "Original Indenture"), this Supplemental Indenture No. 17 being supplemental thereto. The Original Indenture and any and all indentures and instruments supplemental thereto are hereinafter sometimes collectively called the "Indenture."

RECITALS OF THE COMPANY

     The Original Indenture was authorized, executed and delivered by the Company to provide for the issuance from time to time of its Securities (such term and all other capitalized terms used herein without definition having the meanings assigned to them in the Original Indenture), to be issued in one or more series as contemplated therein, and to provide security for the payment of the principal of and premium, if any, and interest, if any, on the Securities.

     The Original Indenture has been recorded in the Recorders' Offices of the various counties of Pennsylvania as follows:

     In Allegheny County in Mortgage Book Vol. 12068, page 8;
     In Beaver County in Mortgage Book Vol. 1208, page 520;
     In Greene County in Mortgage Book Vol. 100, page 174;
     In Washington County in Mortgage Book Vol. 1873, page 1;
     In Westmoreland County in Mortgage Book Vol. 2862, page 221;


and has also been recorded in the Office of the Clerk of County Commission of Monongahela County, West Virginia, in Deed of Trust Book Vol. 672, page 129, the Office of the Clerk of County Commission of Hancock County, West Virginia, in Deed of Trust Book Vol. 293, page 46, the Recorder's Office of Belmont County, Ohio, in Mortgage Book Vol. 586, page 273, the Recorder's Office of Columbiana County, Ohio, in Mortgage Book Vol. 318, page 289, the Recorder's Office of Jefferson County, Ohio, in Mortgage Book Vol. 65, page 675, the Recorder's Office of Lake County, Ohio, in Mortgage Book Vol. 711, page 217, and the Recorder's Office of Monroe County, Ohio, in Mortgage Book Vol. 129, page 301.

     The Company has heretofore executed and delivered to the Trustee Supplemental Indentures for the purposes recited therein and for the purpose of creating series of Securities as set forth in Schedule A hereto.

     The Company has heretofore established and issued, and there are currently Outstanding, among others, Securities of the series referred to below (the "Affected Series"):


                     Series Designation                      Principal Amount                 Series No.
                     ------------------                      ----------------                 ----------

First Mortgage Bonds, Pollution Control Series K1               $49,500,000                       10
First Mortgage Bonds, Pollution Control Series K2               $13,500,000                       11
First Mortgage Bonds, Pollution Control Series K3               $33,955,000                       12
First Mortgage Bonds, Pollution Control Series L1               $21,500,000                       13
First Mortgage Bonds, Pollution Control Series L3                $4,655,000                       15
First Mortgage Bonds, Pollution Control Series M1               $25,000,000                       16
First Mortgage Bonds, Pollution Control Series M3               $18,000,000                       18
First Mortgage Bonds, Pollution Control Series M4               $44,250,000                       19
First Mortgage Bonds, Pollution Control Series M5               $75,500,000                       20


     The sole Holder of the Securities of Series Nos. 10, 11 and 12 is Bank One Trust Company, N.A. (the "Bank"), as trustee under the Trust Indenture, dated as of November 1, 1999, of the Ohio Water Development Authority. The sole Holder of the Securities of Series Nos. 13 and 15 is the Bank, as trustee under the Trust Indenture, dated as of November 1, 1999, of the Ohio Air Quality Development Authority. The sole Holder of the Securities of Series Nos. 16, 18, 19 and 20 is the Bank, as trustee under the Trust Indenture, dated as of November 1, 1999, of the Beaver County Industrial Development Authority.

     Section 1402 of the Original Indenture provides, among other things, that the Company and the Trustee may enter into supplemental indentures for the purpose of changing any of the provisions of the Indenture (including the terms of particular series of Securities).

     The Company desires to change the Stated Maturity of the Securities of each of the Affected Series, as hereinafter provided; and the Holder of all of the Securities of each of the Affected Series has consented to such change and has executed and delivered an instrument evidencing such consent in accordance with Sections 1507 and 107 of the Original Indenture.

     The Company has duly authorized the execution and delivery of this Supplemental Indenture No. 17 to provide for the change in the Stated Maturities of the Affected Securities; and all acts necessary to make this Supplemental Indenture No. 17 a valid agreement of the Company have been performed.

     NOW, THEREFORE, THIS SUPPLEMENTAL INDENTURE NO. 17 WITNESSETH THAT:

                                   ARTICLE ONE

                                   AMENDMENTS

SECTION 1. The Stated Maturity of the Affected Securities of each series is hereby specified below:


                                                                       Original                   New
Series Designation                                        Series No    Stated Maturity            Stated Maturity
------------------                                        ---------    ---------------            ---------------
First Mortgage Bonds, Pollution Control Series K1            10        September 1, 2018          March 1, 2031
First Mortgage Bonds, Pollution Control Series K2            11        October 1, 2023            March 1, 2031
First Mortgage Bonds, Pollution Control Series K3            12        October 1, 2029            March 1, 2031
First Mortgage Bonds, Pollution Control Series L1            13        September 1, 2018          March 1, 2031
First Mortgage Bonds, Pollution Control Series L3            15        October 1, 2029            March 1, 2031
First Mortgage Bonds, Pollution Control Series M1            16        September 1, 2030          April 1, 2031
First Mortgage Bonds, Pollution Control Series M3            18        August 1, 2009             August 1, 2033
First Mortgage Bonds, Pollution Control Series M4            19        August 1, 2025             November 1, 2029
First Mortgage Bonds, Pollution Control Series M5            20        October 1, 2029            March 1, 2031



     In accordance with Section 1406 of the Original Indenture, new Securities of the Affected Series, in respective forms that conform to the changes made in this Supplemental Indenture No. 17, may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for the Outstanding Affected Securities.

                                   ARTICLE TWO

                            MISCELLANEOUS PROVISIONS

     This Supplemental Indenture No. 17 is a supplement to the Indenture. As supplemented by this Supplemental Indenture No. 17, the Indenture is in all respects ratified, approved and confirmed, and the Indenture and this Supplemental Indenture No. 17 shall together constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture No. 17 to be duly executed, and their respective corporate seals to be hereunto affixed and attested, all as of the day and year first above written.

                                             DUQUESNE LIGHT COMPANY


                                             By:  /s/ Frosina C. Cordisco
                                                -------------------------------
                                                Treasurer
        Attest:

        /s/ [illegible]
        ----------------------------
        Secretary

                                             THE CHASE MANHATTAN BANK, Trustee


                                             By:  /s/ Ken Christman
                                                -------------------------------
                                                 Vice President

        Attest:

        /s/ [illegible]
        ----------------------------
        Authorized Officer

COMMONWEALTH OF PENNSYLVANIA  )
                              ) ss.:
COUNTY OF ALLEGHENY           )


     On the 2nd day of April, 2001, before me personally came Frosina
Cordisco, to me known, who, being by me duly sworn, did depose and say that she is the Treasurer of Duquesne Light Company, the corporation described in and which executed the foregoing instrument; that she knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation, and that she signed her name thereto by like authority.

     [SEAL]
                                                   Notary Public


COMMONWEALTH OF PENNSYLVANIA  )
                              ) ss.:
COUNTY OF ALLEGHENY           )


     On the 2nd day of April, 2001, before me personally came Ken Christman, to me known, who, being by me duly sworn, did depose and say that he is a Vice President of The Chase Manhattan Bank, the banking corporation described in and which executed the foregoing instrument; that he knows the seal of said banking corporation; that the seal affixed to said instrument is the seal of said banking corporation; that it was so affixed by authority of the Board of Directors of said banking corporation, and that he signed his name thereto by like authority.

     [SEAL]
                                                   Notary Public

                                                  /s/ Robert D. Wersing

                        CERTIFICATE OF PRECISE RESIDENCE

     I hereby certify that the precise residence of The Chase Manhattan Bank is One Oxford Center Suite 1100, Pittsburgh, Allegheny County, Pennsylvania.

                                        Authorized Signatory of The Chase
                                        Manhattan Bank


                                        /s/  Ken Christman
                                        ---------------------------------------

                                                                 April 2, 2001

                                                             SCHEDULE A

                                                                                      Principal Amount
Supplemental                          Securities of      Series          Authorized       Issued(1)       Outstanding(1)
                                                                         ----------       ---------       --------------
Indenture No.       Dated as of       Series No.      Designation
-------------       -----------       ----------      -----------

      1           April 1, 1992           1        Secured              $400,000,000      $400,000,000     $103,000,000
                                                   Medium-Term
                                                   Notes, Series B

      2           October 1, 1992         2        First Collateral     $400,000,000      $400,000,000     $240,000,000
                                                   Trust Bonds,
                                                   Series C

      3           December 1, 1992        3        First Collateral      $47,925,000       $47,925,000          None
                                                   Trust Bonds,
                                                   Pollution Control
                                                   Series D

      4           March 30, 1993         None      None                     None              None              None
      5           June 1, 1993            4        First Collateral     $300,000,000      $300,000,000     $300,000,000
                                                   Trust Bonds,
                                                   Series E
      6           June 1, 1993            5        First Collateral      $25,000,000       $25,000,000          None
                                                   Trust Bonds,
                                                   Pollution Control
                                                   Series F

      7           August 1, 1993          6        First Collateral      $20,500,000       $20,500,000          None
                                                   Trust Bonds,
                                                   Pollution Control
                                                   Series G

      8           March 21, 1994         None      None                     None              None              None
      9           October 1, 1994         7        First Collateral      $75,500,000       $75,500,000          None
                                                   Trust Bonds,
                                                   Pollution Control
                                                   Series H
     10           March 22, 1995         None      None                     None              None              None

     11           June 1, 1995            8        First Collateral     $923,000,000      $923,000,000          None
                                                   Trust Bonds,
                                                   Series I

     12           September 1, 1995       9        First Mortgage       $685,000,000      $685,000,000          None
                                                   Bonds, Series J
     13           March 22, 1996         None      None                     None              None              None
     14           March 17, 1997         None      None                     None              None              None
     15           November 1, 1999        10       First Mortgage        $49,500,000       $49,500,000      $49,500,000
                                                   Bonds, Pollution
                                                   Control Series K1
     15           November 1, 1999        11       First Mortgage        $13,500,000       $13,500,000      $13,500,000
                                                   Bonds, Pollution
                                                   Control Series K2
     15           November 1, 1999        12       First Mortgage        $33,955,000       $33,955,000      $33,955,000
                                                   Bonds, Pollution
                                                   Control Series K3

----------------------------
(1)    As of March 31, 2001.

                                                             SCHEDULE A

                                                                                      Principal Amount
Supplemental                          Securities of      Series          Authorized       Issued(1)       Outstanding(1)
                                                                         ----------       ---------       --------------
Indenture No.       Dated as of       Series No.      Designation
-------------       -----------       ----------      -----------

     15           November 1, 1999        13       First Mortgage        $21,500,000       $21,500,000      $21,500,000
                                                   Bonds, Pollution
                                                   Control Series L1
     15           November 1, 1999        14       First Mortgage        $20,500,000       $20,500,000      $20,500,000
                                                   Bonds, Pollution
                                                   Control Series L2
     15           November 1, 1999        15       First Mortgage         $4,655,000        $4,655,000       $4,655,000
                                                   Bonds, Pollution
                                                   Control Series L3
     15           November 1, 1999        16       First Mortgage        $25,000,000       $25,000,000      $25,000,000
                                                   Bonds, Pollution
                                                   Control Series M1
     15           November 1, 1999        17       First Mortgage        $13,700,000       $13,700,000      $13,700,000
                                                   Bonds, Pollution
                                                   Control Series M2
     15           November 1, 1999        18       First Mortgage        $18,000,000       $18,000,000      $18,000,000
                                                   Bonds, Pollution
                                                   Control Series M3
     15           November 1, 1999        19       First Mortgage        $44,250,000       $44,250,000      $44,250,000
                                                   Bonds, Pollution
                                                   Control Series M4
     15           November 1, 1999        20       First Mortgage        $75,500,000       $75,500,000      $75,500,000
                                                   Bonds, Pollution
                                                   Control Series M5
     15           November 1, 1999        21       First Mortgage        $50,000,000       $50,000,000      $50,000,000
                                                   Bonds, Pollution
                                                   Control Series N1
     15           November 1, 1999        22       First Mortgage        $47,925,000       $47,925,000      $47,925,000
                                                     Bonds, Pollution
                                                     Control Series N2

                                                              Totals  $3,294,910,000    $3,294,910,000   $1,060,985,000

----------------------------
(1)    As of March 31, 2001.


                              RECORDING INFORMATION

                            Allegheny County, Pennsylvania
                            Office of Recorder of Deeds
                            Recorded
                            Mortgage Book Volume

                            Beaver County, Pennsylvania
                            Office of Recorder of Deeds
                            Recorded
                            Mortgage Book Volume

                            Greene County, Pennsylvania
                            Office of Recorder of Deeds
                            Recorded
                            Mortgage Book Volume

                            Washington County, Pennsylvania
                            Office of Recorder of Deeds
                            Recorded
                            Mortgage Book Volume

                            Westmoreland County, Pennsylvania
                            Office of Recorder of Deeds
                            Recorded
                            Mortgage Book Volume

                            Belmont County, Ohio
                            Office of Recorder
                            Received
                            Recorded
                            Mortgage Book Volume

                            Columbiana County, Ohio
                            Office of Recorder
                            Recorded
                            Official Records Volume

                            Jefferson County, Ohio
                            Office of Recorder
                            Received
                            Recorded
                            Official Records Volume

                            Lake County, Ohio
                            Office of Recorder
                            Recorded
                            Official Records Volume

                            Monroe County, Ohio
                            Office of Recorder
                            Received
                            Recorded
                            Official Records Volume

                            Hancock County, West Virginia
                            Office of Clerk of County Commission
                            Recorded
                            Deed of Trust Book

                            Monongahela County, West Virginia
                            Office of Clerk of County Commission
                            Recorded
                            Deed of Trust Book